                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                 [X]
Filed by a Party other than the Registrant              [ ]
Check the appropriate box:                     [ ]      Preliminary Proxy Statement
                                               [ ]      Confidential, for Use of the Commission Only
                                                        (as permitted by Rule 14a-6(e)(2))
                                               [X]      Definitive Proxy Statement
                                               [ ]      Definitive Additional Materials
                                               [ ]      Soliciting Material Pursuant to Rule 14a-11(c)
                                                        or Rule 14a-12

                          DENTSPLY International Inc.
              ----------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

       [X]      No fee required
       [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
                0-11.
                (1)     Title of each class of securities to which transaction
                        applies:
                        ------------------------------------------------------------
                (2)     Aggregate number of securities to which transaction applies:
                        ------------------------------------------------------------
                (3)     Per unit price or other underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                        ------------------------------------------------------------
                (4)     Proposed maximum aggregate value of transaction:
                        ------------------------------------------------------------
                (5)     Total fee paid:
                        ------------------------------------------------------------
       [ ]      Fee paid previously with preliminary materials
       [ ]      Check box if any part of the fee is offset as provided by Exchange
                Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
                registration statement number, or the form or schedule and the date of its filing:
                (1)     Amount Previously Paid:
                        ------------------------------------------------------------
                (2)     Form, Schedule or Registration Statement no.:
                        ------------------------------------------------------------
                (3)     Filing Party:
                        ------------------------------------------------------------
                (4)     Date Filed:
                        ------------------------------------------------------------

--------------------------------------------------------------------------------
[DENTSPLY LOGO]                                DENTSPLY INTERNATIONAL
                                               570 West College Avenue
                                               P.O. Box 872
                                               York, PA 17405-0872
                                               (717) 845-7511
                                               Fax (717) 854-2343



                                 April 15, 1999

Dear DENTSPLY Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders to be held on Wednesday, May 19, 1999, at 9:30 a.m., at the Company's Employee Meeting Room in York, Pennsylvania.

     The Annual Meeting will include voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, a report on Company operations and discussion.

     Whether or not you plan to attend, you can ensure that your shares are represented at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided.

                                        Sincerely,



                                        /s/ John C. Miles II
                                        --------------------------
                                        John C. Miles II
                                        Chairman of the Board and
                                          Chief Executive Officer

                          DENTSPLY INTERNATIONAL INC.
                            570 WEST COLLEGE AVENUE
                         YORK, PENNSYLVANIA 17405-0872

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 19, 1999

                            ------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of DENTSPLY International Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 19, 1999, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the following purposes:

          1. To elect three Class I directors to serve for a term of three years and until their respective successors are duly elected and qualified;

          2. To ratify the appointment of KPMG LLP, independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 1999; and

          3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     The Board of Directors has fixed the close of business on April 1, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of the stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of at least ten days prior to the Annual Meeting, at the office of the Secretary of the Company, 570 West College Avenue, York, Pennsylvania.

     THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS,
                                                     BRIAN M. ADDISON
                                              Vice President, Secretary and
                                                     General Counsel

York, Pennsylvania
April 15, 1999

             YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU
                           OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                          DENTSPLY INTERNATIONAL INC.
                            570 WEST COLLEGE AVENUE
                         YORK, PENNSYLVANIA 17405-0872

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DENTSPLY International Inc., a Delaware corporation ("DENTSPLY" or the "Company"), for use at the Company's 1999 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof, the "Annual Meeting") to be held on Wednesday, May 19, 1999, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, together with the foregoing Notice and the enclosed proxy card, are first being sent to stockholders on or about April 15, 1999.

     The Board of Directors has fixed the close of business on April 1, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were 52,590,738 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. The presence, in person or by proxy, at the Annual Meeting of shares of Common Stock representing at least a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting.

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly executed. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board of Directors.

     Any proxy may be revoked at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

     The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but employees or agents of the Company may solicit proxies personally or by telephone.

     Brokers, banks and other nominee holders will be requested to obtain voting instructions of beneficial owners of stock registered in their names. Shares represented by a duly completed proxy submitted by a nominee holder on behalf of beneficial owners will be counted for quorum purposes, and will be voted to the extent instructed by the nominee holder on the proxy card. The rules applicable to a nominee holder may preclude it from voting the shares that it holds on certain kinds of proposals unless it receives voting instructions from the beneficial owners of the shares (sometimes referred to as "broker non-votes").

                             ELECTION OF DIRECTORS

     The Restated Certificate of Incorporation and the By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board of Directors. The Board is currently comprised of nine persons.

     Pursuant to the Company's Restated Certificate of Incorporation, the members of the Board of Directors are divided into three classes. Each class is to consist, as nearly as may be possible, of one-third of the whole number of members of the Board. The term of the Class I directors expires at the Annual Meeting. The terms of the Class II and Class III directors will expire at the 2000 and 2001 Annual Meetings of Stockholders, respectively. At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified. A director elected to fill a vacancy is elected to the same class as the director he succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which such director is elected.

     The three incumbent Class I directors are nominees for election this year for a three-year term expiring at the 2002 Annual Meeting of Stockholders. In the election, the three persons who receive the highest number of votes actually cast will be elected. The proxy named in the proxy card intends to vote for the election of the three Class I nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card, in which event the shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the proxy may vote for another person designated by the Board of Directors or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve.

     The Company's By-Laws require that stockholders seeking to nominate persons for election to the Board, or to propose other business to be brought before an Annual Meeting of Stockholders, comply with certain procedures. See "Stockholder Proposals for 2000 Proxy Statement".

     Set forth below is certain information with regard to each of the nominees for election as Class I directors and each continuing Class II and Class III director.

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Burton C. Borgelt.........................  Mr. Borgelt has been retired since May 1996. He was
     Age 66                                 named Chief Executive Officer of the Company on February
                                            8, 1995 and served in that capacity until December 31,
                                            1995. Mr. Borgelt served as Chairman of the Board of the
                                            Company from the merger (the "Merger") of Dentsply
                                            International Inc. ("Old Dentsply") and GENDEX
                                            Corporation on June 11, 1993 until May 1996; he has
                                            served as a director of the Company since the Merger.
                                            Prior to the Merger, Mr. Borgelt served as Chairman of
                                            the Board and Chief Executive Officer of Old Dentsply.
                                            Mr. Borgelt also serves as a director of Mellon Bank
                                            Corporation, Mellon Bank N.A. and De Vlieg Bullard, Inc.
Douglas K. Chapman........................  Mr. Chapman has been retired since March 1993. From
     Age 71                                 January 1978 to March 1993, he was Chairman and a
                                            director of ACCO World Corporation, a company involved
                                            in the manufacture and sale of office products, and from
                                            January 1987 to December 1990, he was also the Chief
                                            Executive Officer of ACCO World Corporation. Mr. Chapman
                                            has served as a director of the Company since the Merger
                                            and prior thereto served as a director of Old Dentsply.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
C. Frederick Fetterolf....................  Mr. Fetterolf has been retired since August 1991. In
     Age 70                                 February 1983, he was elected a director and President
                                            of Alcoa, an aluminum and alumina producer, and was
                                            appointed Chief Operating Officer of Alcoa in April
                                            1985. He currently serves as a director of Allegheny
                                            Teledyne Incorporated, Mellon Bank Corporation, Union
                                            Carbide Corporation, Praxair Inc., Commonwealth
                                            Industries Inc., and Pennzoil-Quaker State Company. Mr.
                                            Fetterolf has been a director of the Company since
                                            December 1995.

                   DIRECTORS CONTINUING AS CLASS II DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Leslie A. Jones...........................  Mr. Jones served as Chairman of the Board of the Company
     Age 59                                 from May 1996 to May 1998. He has been Chairman and a
                                            director of OBOS Inc., a manufacturer of communication
                                            devices, since August 1993. From 1992 until August 1993
                                            he was a private investor. From January 1991 to January
                                            1992, he was a Senior Vice President and Special
                                            Assistant to the President of Old Dentsply. Prior to
                                            that time, Mr. Jones served as Old Dentsply's Senior
                                            Vice President of North American Operations. Mr. Jones
                                            has served as a director of the Company since the
                                            Merger, and prior thereto served as a director of Old
                                            Dentsply.
Edgar H. Schollmaier......................  Mr. Schollmaier is non-executive Chairman of Alcon
     Age 65                                 Laboratories of Fort Worth, Texas, a wholly owned
                                            subsidiary of Nestle S.A. He held the position of
                                            President of Alcon from 1972 to 1997 and was Chief
                                            Executive for the last twenty years of that term. He
                                            also serves as a director of Stevens International, Inc.
                                            and Intercardia, Inc. Mr. Schollmaier has served as a
                                            director of the Company since June 1996.

                  DIRECTORS CONTINUING AS CLASS III DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Michael J. Coleman........................  Mr. Coleman is the President of Cape Publications and
     Age 55                                 publisher of FLORIDA TODAY, Melbourne, Florida, and has
                                            been the President of the South Regional Newspapers
                                            Group since 1991. From July 1986 to May 1991, Mr.
                                            Coleman was the President and publisher of the ROCKFORD
                                            REGISTER STAR. Mr. Coleman is a member of the National
                                            Newspaper Association and the American Society of
                                            Newspaper Editors. Mr. Coleman has served as a director
                                            of the Company since 1991.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Arthur A. Dugoni, D.D.S., M.S.D...........  Dr. Dugoni has been Dean and Professor of Orthodontics
     Age 73                                 at the University of the Pacific School of Dentistry
                                            since 1978. He is a past President of the American
                                            Association of Dental Schools, and has served as
                                            President (1988), Treasurer (1987) and a member of the
                                            Board of Trustees (1989 to 1990) of the American Dental
                                            Association. Since 1992, Dr. Dugoni has been Treasurer
                                            of the Federation Dentaire Internationale, an
                                            international organization representing over 100
                                            countries in the areas of oral health and education.
                                            From 1990 to 1993, he was Director of the American Fund
                                            for Dental Health, a foundation that raises money to
                                            improve public health and the quality of dental
                                            education. Dr. Dugoni has served as a director of the
                                            Company since 1993.
John C. Miles II..........................  Mr. Miles assumed responsibility as Chairman of the
     Age 57                                 Board on May 20, 1998 and served as Vice Chairman of the
                                            Board from January 1, 1997. He was named Chief Executive
                                            Officer of the Company on January 1, 1996. Prior to that
                                            he was President and Chief Operating Officer and a
                                            director of the Company since the Merger. Prior to that
                                            time he served as President and Chief Operating Officer
                                            and a director of Old Dentsply.
W. Keith Smith............................  Mr. Smith has been retired since December 31, 1998. He
     Age 64                                 served as Vice Chairman of Mellon Bank Corporation and
                                            Mellon Bank N.A. from July 1987 until December 31, 1998.
                                            He also has served as Chairman and Chief Executive
                                            Officer of The Boston Company and Boston Safe Deposit &
                                            Trust Company since May 1993. In addition, from August
                                            1994 until January 1995, he served as Chief Operating
                                            Officer of The Dreyfus Corporation, and subsequent to
                                            January 1995 he served as Chairman of the Board of The
                                            Dreyfus Corporation as well as Chairman of Buck
                                            Consultants, Inc. He currently serves as a director for
                                            Biomax Technologies Inc. and has served as a director of
                                            the Company since the Merger and prior thereto served as
                                            a director of Old Dentsply.

VOTES REQUIRED

     The Class I directors will be elected by a plurality of the votes of shares present and entitled to vote. Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES
                       FOR ELECTION AS CLASS I DIRECTORS.

BOARD OF DIRECTORS AND COMMITTEES.

     The Company's Board of Directors met six times during 1998. The Board has an Executive Committee, an Audit Committee, a Board Governance Committee and a Human Resources Committee which has a Stock Options Subcommittee. The composition and activities of the Committees are described below.

     The Executive Committee provides guidance to the executive officers of the Company between meetings of the Board. The members of the Executive Committee are Messrs. Jones (Chairman), Borgelt, Miles and Chapman. The Executive Committee held one meeting during 1998.

     The Audit Committee is responsible for nominating the Company's independent auditors for approval by the Board; reviewing the scope, results and costs of the audit with the Company's independent auditors;

reviewing the financial statements of the Company and the audit function to ensure compliance with requirements of regulatory agencies and appropriate disclosure of necessary information to the stockholders of the Company; and monitoring and providing guidance on the Company's information technology activities. The members of the Audit Committee are Messrs. Schollmaier (Chairman), Jones and Chapman. The Audit Committee held four meetings during 1998.

     The Board Governance Committee is responsible for identifying and recommending individuals to serve on the Board, reviewing and recommending Board policies and appraising the performance of the Board. The members of this Committee are Messrs. Jones (Chairman), Miles and Smith. The Board Governance Committee held no meetings during 1998.

     The Human Resources Committee is responsible for evaluating and administering compensation levels for all officers of the Company. Its members are Mr. Coleman (Chairman), Dr. Dugoni, Messrs. Fetterolf and Borgelt. The Human Resources Committee met four times during 1998. The Stock Option Subcommittee was created at the March 23, 1998 meeting of the Board of Directors and is responsible for administering the Company's Stock Option Plans. Its members are Mr. Coleman (Chairman), Dr. Dugoni and Mr. Fetterolf.

     No director, except Mr. Coleman, attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which a director served during the year ended December 31, 1998.

        RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED ACCOUNTANTS

     The Board of Directors has selected KPMG LLP to serve as the Company's principal auditors for the year ending December 31, 1999. In the event the appointment of KPMG LLP for 1999 is ratified, it is expected that KPMG LLP will also audit the books and accounts of certain subsidiaries of the Company at the close of their current fiscal years. In the event the appointment of KPMG LLP for 1999 is not ratified, the Board of Directors will reconsider the appointment. A representative of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

     The proposal to ratify the appointment of KPMG LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If a proxy card is specifically marked as abstaining from voting on the proposal, the abstention will have the effect of a vote against the proposal even though the shares represented thereby will not be counted as having been voted for or against the proposal. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION
             OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest-paid executive officers of the Company whose salary and bonus for the year ended December 31, 1998 were in excess of $100,000 (collectively, the "named executive officers") for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                    ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                         ------------------------------------------   -------------------------------
                                                                             AWARDS           PAYOUTS
                                                                      ---------------------   -------
                                                                      RESTRICTED                        ALL OTHER
                                                      OTHER ANNUAL      STOCK      OPTIONS/    LTIP      COMPEN-
       NAME AND                  SALARY     BONUS     COMPENSATION     AWARD(S)      SARS     PAYOUTS    SATION
  PRINCIPAL POSITION     YEAR     ($)        ($)           ($)           ($)         (#)        ($)        ($)
  ------------------     ----   --------   --------   -------------   ----------   --------   -------   ---------
John C. Miles II         1998   $550,000   $282,800        --             --        94,700      --        3,021(1)
  Chairman of the Board  1997    550,000    336,600        --             --        75,000      --        4,000(1)
  and Chief Executive    1996    500,000    312,000        --             --        52,600      --        3,285(1)
  Officer(2)
Gerald K. Kunkle         1998    335,000    172,300        --             --        56,000      --        3,021(1)
  President and Chief    1997    325,000    198,900        --             --        63,400      --        4,000(1)
  Operating Officer
W. William Weston        1998    257,699    118,002        --             --        27,500      --       29,157(4)
  Senior Vice            1997    239,331    146,096        --             --        17,400      --       34,110(4)
  President(3)           1996    266,130    164,078        --             --         7,200      --       21,041(4)
Michael R. Crane         1998    226,500     53,400        --             --        27,500      --        3,021(1)
  Senior Vice President  1997    221,000    120,200        --             --        17,400      --        4,000(1)
                         1996    213,000    116,300        --             --         7,800      --        3,285(1)
Thomas L. Whiting        1998    217,000    113,300        --             --        27,500      --        3,021(1)
  Senior Vice President  1997    206,000    125,800        --             --        17,400      --        4,000(1)
                         1996    195,000    113,500        --             --        17,600      --        3,285(1)

(1) Amounts contributed to The DENTSPLY International Inc. Employee Stock Ownership Plan (the "Company ESOP"). Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the maximum amount that can be contributed annually to the Company ESOP in respect of any employee is generally an amount equal to the lesser of $30,000 or 25% of such employee's covered compensation.

(2) In May 1998, Mr. Miles assumed responsibility as Chairman of the Board. In January 1997, Mr. Miles became Vice Chairman and Chief Executive Officer, at which time Gerald K. Kunkle was named President and Chief Operating Officer.

(3) Includes compensation for overseas assignment.

(4) Includes compensation of $17,260, $17,427 and $4,342 for the tax effect of the company car which is treated as a benefit in kind and contributions to the Company's German pension plan of $11,897, $16,683 and $16,699, in 1998, 1997 and 1996, respectively. The German pension plan is self-funded and becomes vested after ten years of service. Payment in the form of a pension commences at age 65 and is .65% times the number of years' service times the average of the last twelve months base salary.

STOCK OPTIONS

     The following table sets forth certain information with respect to grants of options during the year ended December 31, 1998 and their potential realizable values.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------
                                                        % OF TOTAL
                                                         OPTIONS
                                                        GRANTED TO     EXERCISE                   GRANT DATE
                                           OPTIONS     EMPLOYEES IN      PRICE      EXPIRATION   PRESENT VALUE
                 NAME                    GRANTED (#)   FISCAL YEAR     ($/SHARE)       DATE           ($)
                 ----                    -----------   ------------    ---------    ----------   -------------
John C. Miles II.......................    94,700         13.53         24.9375     12/10/2008       846,343(1)
Gerald K. Kunkle.......................    56,000          8.00         24.9375     12/10/2008       500,478(1)
W. William Weston......................    27,500          3.93         24.9375     12/10/2008       245,770(1)
Michael R. Crane.......................    27,500          3.93         24.9375     12/10/2008       245,770(1)
Thomas L. Whiting......................    27,500          3.93         24.9375     12/10/2008       245,770(1)

     The following table sets forth certain information with respect to the exercise of options during the year ended December 31, 1998 and the value of options held at that date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS HELD AT FISCAL        IN-THE-MONEY OPTIONS AT
                                                                    YEAR-END               FISCAL YEAR-END ($)(2)
                         SHARES ACQUIRED       VALUE       ---------------------------   ---------------------------
         NAME            ON EXERCISE (#)    REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            ---------------    ------------   -----------   -------------   -----------   -------------
John C. Miles II.......           --               --        171,667        162,233         662,209       118,585
Gerald K. Kunkle.......           --               --         21,134         98,266          26,434        98,366
W. William Weston......           --               --         58,200         41,500         269,800        28,044
Michael R. Crane.......           --               --         34,200         41,700         171,850        28,519
Thomas L. Whiting......           --               --         53,733         44,967         238,316        36,278

(1) Determined using the Black-Scholes option-pricing model with the following assumptions: expected dividend yield 0.8%, risk-free interest rate 4.51%, expected volatility 29%, and expected life 6.5 years.

(2) Represents the difference between the last reported sale price of the Common Stock as reported on the Nasdaq National Market on December 31, 1998 ($25.75) and the exercise price of the options, multiplied by the number of shares of Common Stock issuable upon exercise of the options.

EMPLOYMENT AGREEMENTS

     The Company is party to employment agreements with all of the named executive officers. Each of these employment agreements provides that, upon termination of such individual's employment with the Company as a result of the employee's death, the Company is obligated to pay the employee's estate the then current base compensation of the employee for a period of one year following the date of the employee's death, together with the employee's pro rata share of any incentive or bonus payments due for the period prior to the employee's death. Each of the employment agreements also provides that, in the event that the employee's employment is terminated by the Company (in certain cases without "cause," as defined in the employment agreements) or by the employee with "good reason" (as described in the employment agreements), (i) the Company will be obligated to pay the employee for a period of two years subsequent to termination of employment at the rate paid to the employee during the prior 12 month period, and (ii) the employee will be entitled to receive the benefits that would have been accrued by him during the two year period following termination of employment under employee benefit plans, programs or other arrangements of the Company or any of its affiliates in which the employee participated before the termination of his employment. In the event that such termination of employment is made by the Company without cause or by the employee with good reason after a "change in control" (as defined in the employment agreements), the employee may require the

Company to pay to the employee, within five days after the employee's request for such payment, the present value of the amounts that would have been payable to him under the employment agreement during the two year period following such termination of employment.

     The Company has also entered into employment agreements with certain other members of senior management having terms substantially similar to those described above.

COMPENSATION OF DIRECTORS

     Members of the Board of Directors who are not employees of the Company ("Outside Directors") receive an annual fee of $20,000 ($22,000 for Outside Directors who are chairpersons of any committee of the Board) and an additional fee of $1,000 for each Board and committee meeting attended. In addition, each Outside Director serving in 1993 or newly elected subsequent to that time received a nondiscretionary grant of options to purchase 6,000 shares of Common Stock under the 1993 Stock Option Plan. Each Outside Director will automatically receive an additional grant of 6,000 options on every third anniversary of the date of the initial grant of options to each director, respectively. Directors are reimbursed for travel and other expenses relating to attendance at Board and Committee meetings.

     During 1996, the Company established a new Directors' Deferred Compensation Plan (the "Deferred Plan"), which replaced the plan that was enacted during 1994. The Deferred Plan permits members of the Board of Directors who are not employees of the Company to elect to defer receipt of directors fees or other compensation for their services as directors. Eligible directors can elect to have their deferred payments administered as a cash with interest account or a stock unit account. Payment under the Deferred Plan will not be made to any Outside Director until the director ceases to be a Board member.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to December 18, 1997, Mr. Schollmaier, Dr. Dugoni, Mr. Fetterolf and Mr. Coleman were members of the Human Resources Committee. From December 18, 1997 to date, Mr. Borgelt, Mr. Coleman, Dr. Dugoni and Mr. Fetterolf were members of the Human Resources Committee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 20, 1999 held by (i) each person who is known by the Company to have been the beneficial owner of more than five percent of the Company's Common Stock on such date, (ii) each director and nominee for director, (iii) the Company's Chief Executive Officer and the other named executive officers, and (iv) all directors and executive officers of the Company as a group (based on 52,566,138 shares of Common Stock outstanding as of such date).

                                                                    SHARES OWNED
                                                                    BENEFICIALLY
               DIRECTORS, EXECUTIVE OFFICERS                  ------------------------
               AND FIVE PERCENT STOCKHOLDERS                   NUMBER          PERCENT
               -----------------------------                   ------          -------
The DENTSPLY International Inc.
  Employee Stock Ownership Plan Trust.......................  7,416,632(1)      14.1
  c/o State Street Bank
  and Trust Company
  P. O. Box 1389
  Boston, MA 02104-1389
Burton C. Borgelt...........................................    931,325(2)       1.8
John C. Miles II............................................    386,928(3)         *
Gerald K. Kunkle............................................     53,938(4)         *
W. William Weston...........................................    101,090(5)         *
Thomas L. Whiting...........................................    112,503(6)         *
Michael R. Crane............................................     62,438(7)         *
Douglas K. Chapman..........................................     42,486(8)         *
Michael J. Coleman..........................................     16,200(9)         *
Arthur A. Dugoni, D.D.S., M.S.D.............................     10,000(10)        *
C. Frederick Fetterolf......................................      8,000(11)        *
Leslie A. Jones.............................................    343,372(10)        *
W. Keith Smith..............................................     22,570(10)        *
Edgar H. Schollmaier........................................     14,000(12)        *
All directors and executive officers as a group(15
  persons)..................................................  2,121,642(13)      4.0

---------

  *   Less than 1%

   (1) Participants in the Company ESOP have the right to direct the trustee of the Company ESOP as to the voting of shares allocated to such participants' accounts on all matters submitted to a vote of the stockholders of the Company, including the election of directors. Unallocated shares and shares as to which no directions are received by the trustee of the Company ESOP are voted as directed by the Company ESOP Committee, which consists of certain employees of the Company. As of February 20, 1999, 6,281,124 of the shares held by the trust holding the assets of the Company ESOP were allocated to participant accounts and 1,135,508 shares remained unallocated. Each Company ESOP participant who is fully vested is entitled to receive a distribution of all of the shares of Common Stock allocated to his or her account as soon as practicable after such participant's employment with the Company terminates. In general, except for certain participants who are age 55 or older and have been participants in the Company ESOP for at least 10 years, participants are not entitled to sell shares allocated to their accounts until their employment has terminated and the shares allocated to such participants' accounts are distributed to them.

   (2) Includes 82,516 shares owned by a trust of which Mr. Borgelt is a co-trustee with shared investment and voting power, 46,332 shares held by Mr. Borgelt's grandchildren, 169,333 shares allocated to the Company ESOP account of Mr. Borgelt, and 110,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 20, 1999.

   (3) Includes 60,437 shares allocated to the Company ESOP account of Mr. Miles, 11,794 shares held in Mr. Miles's individual retirement account, and 171,667 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 20, 1999.

   (4) Includes 1,538 shares allocated to the Company ESOP account of Mr. Kunkle and 37,400 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 20, 1999.

   (5) Consists of 42,890 shares held by Mr. Weston's spouse and 58,200 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 20, 1999.

   (6) Includes 37,846 shares allocated to the Company ESOP account of Mr. Whiting and 53,733 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 20, 1999.

   (7) Consists of 35,696 shares allocated to the Company ESOP account of Mr. Crane, 276 shares held in Mr. Crane's 401(k) account, and 26,466 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 20, 1999.

   (8) Includes 1,000 shares held by Mr. Chapman's spouse and 10,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 20, 1999.

   (9) Includes 4,200 shares held by Mr. Coleman's spouse and 10,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 20, 1999.

  (10) Includes 10,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 20, 1999.

  (11) Includes 6,000 shares which could be acquired pursuant to exercise of stock options exercisable within 60 days of February 20, 1999.

  (12) Includes 4,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 20, 1999.

  (13) Includes 177,938 shares held by or for the benefit of others, 11,794 shares held in an individual retirement account, 276 shares held in a 401(k) account, 308,175 shares allocated to employees' ESOP accounts, and 525,933 shares which could be acquired pursuant to the exercise of warrants and options exercisable within 60 days of February 20, 1999.

     The Board of Directors has established stock ownership guidelines to encourage accumulation and retention of Common Stock by executives of the Company, including the named executive officers. The guidelines are stated as a multiple of annual base salary as follows: three times annual base salary for the chief executive officer; two times annual base salary for the chief operating officer; one times annual base salary for senior vice presidents; .75 times base salary for Vice Presidents and other Officers; and .50 times base salary for General Managers. The recommended time period for reaching the guidelines is five years. Common Stock allocated to officers in their Company ESOP account and individual retirement plans will be included but stock options will not be counted in determining ownership levels.

           HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Human Resources Committee (the "Committee") is pleased to present its report on executive compensation. This report describes the components of the Company's executive officer compensation programs and the basis on which compensation determinations are made with respect to the executive officers of the Company.

     In May 1998, the Committee retained Towers Perrin ("Towers") to study and report on the Company's executive compensation practices. In November 1998 the Company again retained Towers to do competitive evaluations of the total compensation for twelve of the Company's corporate officer and executive positions. The Human Resources Committee reviewed the findings of these studies and made its recommendations to the Board of Directors of the Company at meetings held in December 1998.

COMPENSATION PHILOSOPHY

     It is the philosophy of the Company that a significant portion of executive compensation be directly linked to the Company's success in meeting profit, growth and corporate performance goals, as well as increases in stockholder value. The Committee utilizes the following objectives as guidelines for compensation decisions:

     -- Provide a competitive total compensation package that enables the Company to attract and retain key personnel.

     -- Provide a broad-based compensation package that recognizes the contributions of all management personnel.

     -- Provide variable compensation opportunities, primarily on an annual basis, that are directly linked to corporate performance goals.

     -- Provide long-term compensation opportunities, through stock options, that align executive compensation with value received by stockholders.

     The Company does not anticipate that it will be affected in the near future by Section 162(m) of the Internal Revenue Code, which imposes an annual limit of $1,000,000 per person on the federal income tax deduction for executive compensation which is not performance based in accordance with certain requirements. If the Company were to determine that Section 162(m) might limit the deductibility of certain payments, the Company would consider the steps necessary to modify its compensation programs so that the problem of non-deductibility would be avoided.

COMPENSATION PROGRAM COMPONENTS

     The Committee periodically reviews the Company's compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The compensation program for executive officers is comprised of the following components: base salary, annual incentive compensation and stock options. Each of these components is summarized below.

     Base Salary. In May and December 1998, the Committee reviewed and approved the base salaries of John C. Miles II, Gerald K. Kunkle, Michael R. Crane, W. William Weston and Thomas L. Whiting, in light of the information supplied by Towers concerning industry practices and the recommendations made by them with respect to the Company's compensation policies. Based on the above information, effective in 1999 the Committee kept Mr. Miles' base salary at $550,000 and approved an increase in Mr. Kunkle's base salary from $335,000 to $348,400. Effective in 1999, the Committee approved an increase in the base salary of Mr. Whiting of $7,500 from $217,000 to $224,500.

     Among the factors that the Committee considered in setting base salaries for executive officers were its interpretation of the Towers' report regarding salary levels of executive officers of other companies in the health care industry or companies of similar size and growth records in other industries, and a subjective evaluation of the Company's performance. While the Committee believes that it will be appropriate to attempt to maintain base salaries in line with perceived industry averages for comparable companies, the amount of any particular salary increase will also depend upon the individual's job performance. In addition to the Towers' report, the Chief Executive Officer's recommendations were taken into account in setting the base salaries of executive officers other than the Chief Executive Officer.

     Annual Incentive Compensation. Annual bonuses represent payments for the achievement of short-term objectives and recognize both the overall performance of the Company and individual performance in a given year. In December 1997, the Committee met and voted to continue the bonus program then in effect for senior executives in 1998.

     Under this bonus policy, during 1998, certain target award opportunities were established for the Company's Chief Executive Officer ("CEO"), President and Chief Operating Officer ("COO") and Senior Vice Presidents. For the CEO and COO, the target consisted solely of a budgeted level of corporate operating net income, while for the Senior Vice Presidents other than the Chief Financial Officer the targets consisted of: (i) the budgeted level of corporate operating net income; and (ii) the budgeted operating income level (after adjustment to reflect a charge for the assets employed) of the business group applicable to each such Senior Vice President. For Mr. Miles and Mr. Kunkle, the bonus award for 100% of targeted performance was set at 60% of their base salaries, while for Messrs. Weston, Crane and Whiting the bonus awards for 100% of targeted performance were set at 55% of their respective base salaries. Messrs. Miles, Kunkle, Weston, Crane and Whiting received bonus awards for 1998 of 51.4%, 51.4%, 45.8%, 23.6%, and 52.2%, respectively, of their base salaries.

     The Committee reviewed Towers' report on the competitiveness of the Company's executive retirement benefits. Based on it's review of the findings of the study, the Committee determined that the retirement benefits of executives are not competitive. The Committee made recommendations to the Board of Directors of the Company at a meeting held in December 1998 regarding executive retirement benefits. Based on such recommendations the Board of Directors adopted the DENTSPLY International Inc. Supplemental Executive Retirement Plan ("SERP") effective January 1, 1999. The SERP is an unfunded "top-hat" plan for the purposes of providing additional retirement benefits for highly compensated employees of the Company, including the named executive officers, to make the Company's executive retirement benefits more competitive and to make up for contributions that would otherwise have been made for such executives under the terms of the Company's ESOP if it were not for the limitations imposed by the Internal Revenue Code.

                           HUMAN RESOURCES COMMITTEE

MICHAEL J. COLEMAN       BURTON C. BORGELT      ARTHUR A. DUGONI, D.D.S., M.S.D.
                             C. FREDERICK FETTEROLF

STOCK OPTIONS

     The Company's 1998 Stock Option Plan is intended to motivate key employees to put forth maximum efforts toward the continued growth, profitability and success of the Company by providing incentives through the ownership and performance of the Company's Common Stock. The plan is designed to provide benefits to key management only to the extent that stockholders enjoy increases in value.

     In 1998, 261,500 stock options were granted to the Company's executive officers under the 1998 Stock Option Plan. The Stock Option Subcommittee of the Human Resources Committee considered the respective stock and option holdings of the executive officers of the Company in comparison with stock and option holdings of top executives of companies of similar size and growth records, based in large part upon the recommendations set forth in the Towers' report, and made option awards during 1998 that were intended to keep its executive officers' holdings competitive with industry averages for comparable companies.

     In determining the number of stock options to be granted to Mr. Miles in 1998, the Stock Option Subcommittee compared Mr. Miles' base salary, bonus and past stock option grants to the compensation practices of corporations with revenues of $500 million to $1 billion in Towers' Executive Compensation Data Base. The grant made to Mr. Miles placed a greater emphasis on the long term portion of his total direct compensation (base salary, annual bonus and the Black Scholes value of DENTSPLY option grants) while still positioning his total direct compensation between the 50th and 75th percentiles of competitive practice.

                           STOCK OPTION SUBCOMMITTEE

MICHAEL J. COLEMAN    ARTHUR A. DUGONI, D.D.S., M.S.D.    C. FREDERICK FETTEROLF

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The following graph shows the cumulative total stockholder return on the Company's Common Stock over the last five fiscal years as compared to the returns of the Nasdaq Total Return Index and the Standard & Poor's Health Care Index. The graph assumes that $100 was invested on December 31, 1993 in the Company's Common Stock and in the Nasdaq Total Return Index and the Standard & Poor's Health Care Index and assumes reinvestment of dividends.

YEARS ENDED                                                                      S&P HEALTH CARE         DENTSPLY INTERNATIONAL,
DECEMBER 31,                                    NASDAQ TOTAL RETURN INDEX        COMPOSITE INDEX                  INC.
------------                                    -------------------------        ---------------         -----------------------
 1993                                                    100.00                      100.00                      100.00
 1994                                                     97.80                      113.10                       71.90
 1995                                                    138.30                      178.60                       92.10
 1996                                                    170.00                      215.60                      110.20
 1997                                                    208.60                      309.90                      142.60
 1998                                                    293.20                      446.90                      121.30

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under federal securities laws, the Company's directors, certain officers, and persons holding more than 10% of the Common Stock of the Company are required to report, within specified monthly and annual due dates, their initial ownership and any subsequent changes in ownership to the Securities and Exchange Commission. The Company is required to describe in this Proxy Statement whether it has knowledge that any person required to file such report may have failed to do so in a timely manner. Based upon reports furnished to the Company and written representations and information provided to the Company by the persons, the Company believes that during fiscal 1998, all such persons complied with all applicable filing requirements, except that, the monthly report for November 1998 for Mr. William Jellison, Senior Vice President and Chief Financial Officer, with respect to one transaction was filed after the due date.

                 STOCKHOLDER PROPOSALS FOR 2000 PROXY STATEMENT

     Stockholder proposals that are intended to be presented at the Company's 2000 Annual Meeting of Stockholders and included in the proxy statement and proxy relating to that meeting must be received by the Company no later than December 16, 1999.

     After the December 16, 1999 deadline, subject to the Company's By-Laws, a stockholder may present a proposal at the Company's 2000 Annual Meeting if the proposal is submitted to the Secretary of the Company no later than March 20, 2000. The Company is not obligated to present the matter in its proxy materials. To propose business for the Annual Meeting, a stockholder must specify in writing the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, the proposing stockholder's name and address, the class and number of shares beneficially owned by the stockholder, and any material interest of the stockholder in such business.

     Subject to the Company's Restated Certificate of Incorporation and By-Laws, a stockholder may request that persons be nominated for election as directors by submitting such request, together with the written consent of the persons proposed to be nominated, to the Secretary of the Company no later than March 20, 2000. To be in proper form and to be considered, the nominating stockholder must set forth in writing, as to each proposed nominee, the nominee's age, business address, residence address, principal occupation or employment, number of shares of Common Stock of the Company beneficially owned by such person and such other information related to such person as is required to be disclosed by applicable law, and, as to the stockholder submitting the request, such stockholder's name and address as they appear on the Company's books and the number of shares of Common Stock of the Company owned beneficially by such person.

                                   FORM 10-K

     STOCKHOLDERS MAY OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DIRECTOR OF INVESTOR RELATIONS, DENTSPLY INTERNATIONAL INC., 570 WEST COLLEGE AVENUE, YORK, PENNSYLVANIA 17405-0872.

                                 OTHER MATTERS

     The Board of Directors knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card, or his duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with his judgment on such matters.

PROXY                                                                      PROXY

                          DENTSPLY INTERNATIONAL INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1999

     The undersigned stockholder of DENTSPLY International Inc. (the "Company") hereby appoints Brian M. Addison as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, on Wednesday, May 19, 1999, commencing at 9:30 a.m., local time, and at any adjournment or postponement thereof, as follows:

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                                                    DENTSPLY INTERNATIONAL INC.
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                                                                                ]

1. Election of Class I Directors:                                                  2. Proposal to ratify the appointment of
   Nominees: Burton C. Borgelt, Douglas K. Chapman and                                KPMG LLP, independent certified accountants,
   C. Frederick Fetterolf                                                             to audit the books and accounts of the Company
   Instruction: TO WITHHOLD AUTHORITY to vote for any individual                      for the year ending December 31, 1999
   nominee, mark the oval "For All Except" and write that nominee's name in the space provided.

               For       Withhold     For All                                                For       Against      Abstain
               All         All        Except
                                                                                           [    ]       [    ]       [    ]
             [    ]       [    ]       [    ]

                                                              --------------------
                                                              Nominee Exception(s)

                                                                                      In his discretion, the proxy holder is
                                                                                      authorized to vote upon such other matters as
                                                                                      may properly come before the meeting. UNLESS
                                                                                      OTHERWISE SPECIFIED, THE SHARES OF COMMON
                                                                                      STOCK REPRESENTED HEREBY WILL BE VOTED "FOR"
                                                                                      THE ELECTION AS CLASS I DIRECTORS OF ALL THE
                                                                                      NOMINEES LISTED AND "FOR" PROPOSAL 2.

                                                                                      Dated:______________________________, 1999

                                                                                      __________________________________________
                                                                                      Signature of Stockholder

                                                                                      __________________________________________
                                                                                      Signature of Stockholder


NOTE: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.

                                         IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY.

                                                        FOLD AND DETACH HERE

                      PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
[LOGO]                                         DENTSPLY INTERNATIONAL INC.
                                               570 West College Avenue
                                               P.O. Box 872
                                               York, PA 17405-0872
                                               (717) 845-7511

                                               Fax (717) 854-2343

April 15, 1999

Dear DENTSPLY ESOP Participant:

AS A PARTICIPANT IN THE DENTSPLY EMPLOYEE STOCK OWNERSHIP PLAN, YOU HAVE THE RIGHT TO DIRECT THE ESOP TRUSTEE TO VOTE THE SHARES OF DENTSPLY COMMON STOCK ALLOCATED TO YOUR ESOP ACCOUNT.

Enclosed for your information are: a proxy statement providing background for the proposals to be acted upon at DENTSPLY's 1999 Annual Meeting of Stockholders; and the Annual Report for DENTSPLY for the year ending December 31, 1998. Please read the proxy statement carefully, and decide how you want the trustee to vote the shares of stock that are allocated to your ESOP account. Then, fill in the enclosed voting instruction card to direct the ESOP trustee, State Street Bank & Trust Company, how to vote the shares in your ESOP account.

YOUR VOTE IS IMPORTANT.

The ESOP trustee will vote your shares as you direct. Any shares for which the ESOP trustee receives no voting instructions, and any unallocated shares, will be voted by the ESOP trustee as instructed by the DENTSPLY ESOP Committee.

YOUR VOTE IS CONFIDENTIAL.

Your voting instructions will be kept confidential by the ESOP trustee. Voting tabulations that identify individual ESOP participants will not be disclosed to DENTSPLY.

MAKE YOUR VOTE COUNT.

Review the proxy statement, fill in your voting instruction card, sign and date it, and mail it to the ESOP trustee in the return envelope so that it will be received no later than May 17, 1999.

Very truly yours,
/s/ JOHN C. MILES II
John C. Miles II

Chairman of the Board and
Chief Executive Officer

VOTING INSTRUCTIONS

                          DENTSPLY INTERNATIONAL INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 19, 1999

To State Street Bank & Trust Company, Trustee:

     As a participant in the DENTSPLY International Inc. Employee Stock Ownership Plan (the "ESOP"), I hereby instruct you to vote the shares of Common Stock, par value $.01 per share ("Common Stock"), of DENTSPLY International Inc. (the "Company") allocated to my ESOP account (a) in accordance with the following direction and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                                                    DENTSPLY INTERNATIONAL INC.
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                                                                                ]

1. Election of Class I Directors:                                                  2. Proposal to ratify the appointment of
   Nominees: Burton C. Borgelt, Douglas K. Chapman and                                KPMG LLP, independent certified accountants,
   C. Frederick Fetterolf                                                             to audit the books and accounts of the Company
   Instruction: TO WITHHOLD AUTHORITY to vote for any individual                      for the year ending December 31, 1999
   nominee, mark the oval "For All Except" and write that nominee's name in the space provided.

               For       Withhold     For All                                                For       Against      Abstain
               All         All        Except
                                                                                           [    ]       [    ]       [    ]
             [    ]       [    ]       [    ]

                                                              --------------------
                                                              Nominee Exception(s)

                                                                                      In his discretion, the proxy holder is
                                                                                      authorized to vote upon such other matters as
                                                                                      may properly come before the meeting. UNLESS
                                                                                      OTHERWISE SPECIFIED, THE SHARES OF COMMON
                                                                                      STOCK REPRESENTED HEREBY WILL BE VOTED "FOR"
                                                                                      THE ELECTION AS CLASS I DIRECTORS OF ALL THE
                                                                                      NOMINEES LISTED AND "FOR" PROPOSAL 2.

                                                                                      Dated:______________________________, 1999

                                                                                      __________________________________________
                                                                                      Signature of Stockholder

                                                                                      __________________________________________
                                                                                      Signature of Stockholder


NOTE: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.

                                         IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY.

                                                        FOLD AND DETACH HERE

                      PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.
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

--------------------------------------------------------------------------------
[LOGO]                                         DENTSPLY INTERNATIONAL INC.
                                               570 West College Avenue
                                               P.O. Box 872
                                               York, PA 17405-0872
                                               (717) 845-7511

                                               Fax (717) 854-2343

April 15, 1999

Dear DENTSPLY 401(k) Participant:

AS A PARTICIPANT IN THE DENTSPLY 401(k) SAVINGS PLAN, YOU HAVE THE RIGHT TO
DIRECT THE 401(k) TRUSTEE TO VOTE THE SHARES OF DENTSPLY COMMON STOCK HELD IN
YOUR 401(k) ACCOUNT.

Enclosed for your information are: a proxy statement providing background for the proposals to be acted upon at DENTSPLY's 1999 Annual Meeting of Stockholders; and the Annual Report for DENTSPLY for the year ending December
31, 1998. Please read the proxy statement carefully, and decide how you want the trustee to vote the shares of stock that are allocated to your 401(k) account.
Then, fill in the enclosed voting instruction card to direct the 401(k) trustee, The Charles Schwab Trust Company, how to vote the shares in your 401(k) account.

YOUR VOTE IS IMPORTANT.

The 401(k) trustee will vote your shares as you direct. Any shares for which the 401(k) trustee receives no voting instructions will be voted by the 401(k) trustee as instructed by the DENTSPLY 401(k) Committee.

YOUR VOTE IS CONFIDENTIAL.

Your voting instructions will be kept confidential by the 401(k) trustee. Voting tabulations that identify individual 401(k) participants will not be disclosed to DENTSPLY.

MAKE YOUR VOTE COUNT.

Review the proxy statement, fill in your voting instruction card, sign and date it, and mail it to the 401(k) trustee in the return envelope so that it will be received no later than May 17, 1999.

Very truly yours,
/s/ JOHN C. MILES II
John C. Miles II

Chairman of the Board and
Chief Executive Officer

LOGO

VOTING INSTRUCTIONS

                          DENTSPLY INTERNATIONAL INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 19, 1999

To The Charles Schwab Trust Company, Trustee:

     As a participant in the DENTSPLY International Inc. 401(k) Savings Plan (the "410(k)"), I hereby instruct you to vote the shares of Common Stock, par value $.01 per share ("Common Stock"), of DENTSPLY International Inc. (the "Company") allocated to my 401(k) account (a) in accordance with the following direction and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                                                    DENTSPLY INTERNATIONAL INC.
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                                                                                ]

1. Election of Class I Directors:                                                  2. Proposal to ratify the appointment of
   Nominees: Burton C. Borgelt, Douglas K. Chapman and                                KPMG LLP, independent certified accountants,
   C. Frederick Fetterolf                                                             to audit the books and accounts of the Company
   Instruction: TO WITHHOLD AUTHORITY to vote for any individual                      for the year ending December 31, 1999
   nominee, mark the oval "For All Except" and write that nominee's name in the space provided.

               For       Withhold     For All                                                For       Against      Abstain
               All         All        Except
                                                                                           [    ]       [    ]       [    ]
             [    ]       [    ]       [    ]

                                                              --------------------
                                                              Nominee Exception(s)

                                                                                      In his discretion, the proxy holder is
                                                                                      authorized to vote upon such other matters as
                                                                                      may properly come before the meeting. UNLESS
                                                                                      OTHERWISE SPECIFIED, THE SHARES OF COMMON
                                                                                      STOCK REPRESENTED HEREBY WILL BE VOTED "FOR"
                                                                                      THE ELECTION AS CLASS I DIRECTORS OF ALL THE
                                                                                      NOMINEES LISTED AND "FOR" PROPOSAL 2.

                                                                                      Dated:______________________________, 1999

                                                                                      __________________________________________
                                                                                      Signature of Stockholder

                                                                                      __________________________________________
                                                                                      Signature of Stockholder


NOTE: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.

                                         IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY.

                                                        FOLD AND DETACH HERE

                      PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.